                                                                   EXHIBIT 10.19
                               AMENDMENT NO. 4


     THIS AMENDMENT NO. 4 (the "Amendment") dated as of January 8, 1999, to the
                                ---------
Credit Agreement referenced below, is by and among PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation, PEDIATRIC SERVICES OF AMERICA, INC., a Delaware corporation, the subsidiaries and affiliates identified herein, the lenders identified herein, and NATIONSBANK, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H

     WHEREAS, a $75 million credit facility has been established in favor of Pediatric Services of America, Inc., a Georgia corporation (the "Borrower")
                                                                 --------
pursuant to the terms of that Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among the Borrower, the Guarantors
                           ----------------
and Lenders identified therein, and NationsBank, N.A., as Administrative Agent;

     WHEREAS, the Borrower has given notice that it was in non-compliance with the financial covenants contained in Sections 7.9(a) regarding the Consolidated Leverage Ratio, 7.9(d) regarding the Consolidated Senior Leverage Ratio and 7.9(f) regarding the Days Sales Outstanding for the paramedical testing business for the fourth fiscal quarter ending September 30, 1998, and the Borrower has not been able to provide monthly financial statements for October and November of 1998 (the "Acknowledged Events of Default");
              ------------------------------

     WHEREAS, the Lenders agreed to forbear as to the Acknowledged Events of Default pursuant to Amendment No. 3 dated December 24, 1998 ("Amendment No. 3");
                                                              ---------------

     WHEREAS, the Borrower has requested that the Lenders make certain amendments to the financial covenants under the Credit Agreement and provide a waiver of the Acknowledged Events of Default;

     WHEREAS, the requested amendments and waiver require the consent of the Required Lenders;

     WHEREAS, the Required Lenders, for and on behalf of the Lenders, have agreed to the requested amendments and waiver on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   Modifications to the Credit Agreement. The Credit Agreement is amended
          -------------------------------------
and modified in the following respects:

          1.1 The following definitions in Section 1.1 are amended and modified to read as follows:

          "Aggregate Revolving Committed Amount" means the aggregate amount of
           ------------------------------------
     Revolving Commitments in effect from time to time, being (i) from January
     8, 1999 (being the date of Amendment No. 4) through June 29, 1999, SEVENTY MILLION DOLLARS ($70,000,000), and (ii) on June 30, 1999 and thereafter, SIXTY-FIVE MILLION DOLLARS ($65,000,000).
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          "Applicable Percentage" means (i) 350 basis points (3.50%) in the case
           ---------------------
     of Eurodollar Loans and the Letter of Credit Fee, (ii) 250 basis points (2.50%) in the case of Base Rate Loans, and (iii) 50 basis points (0.50%) in the case of the Commitment Fee.

          "Termination Date" means October 1, 2000.
           ----------------

          1.2 The financial covenants in Section 7.9 are amended in their entirety to read as follows:

          7.9  Financial Covenants.
               -------------------

          (a)  Consolidated Leverage Ratio. As of the end of each fiscal quarter
               ---------------------------
     to occur during the periods set forth below, the Consolidated Leverage Ratio shall be not greater than:

          For the fiscal quarter and period ending December 31, 1998    7.50:1.0
          January 1, 1999 through March 31, 1999                        5.85:1.0
          April 1, 1999 through June 30, 1999                           5.00:1.0
          July 1, 1999 through September 30, 1999                       4.50:1.0
          October 1, 1999 through June 29, 2000                         4.00:1.0
          June 30, 2000 and thereafter                                  3.50:1.0

          (b)  Consolidated Fixed Charge Coverage Ratio. As of the end of each
               ----------------------------------------
     fiscal quarter to occur during the periods set forth below, the Consolidated Fixed Charge Coverage Ratio shall be not less than:

          For the fiscal quarter and period ending December 31, 1998    1.40:1.0
          January 1, 1999 through March 31, 1999                        1.25:1.0
          April 1, 1999 through September 30, 1999                      1.40:1.0
          October 1, 1999 and thereafter                                1.45:1.0

          (c)  Consolidated Net Worth. At all times, Consolidated Net Worth
               ----------------------
     shall be not less than the sum of 85% of Consolidated Net Worth as of the Closing Date plus on the last day of each fiscal quarter to occur after the
                  ----
     Closing Date, 50% of Consolidated Net Income for the fiscal quarter then ended (but not less than zero), such increases to be cumulative, plus 75%
                                                                      ----
     of the net proceeds from Equity Transactions (including for purposes hereof, any increases in shareholder equity on account of acquisitions made by issuance of stock or stock swap) occurring after the Closing Date.

          (d)  Consolidated Senior Leverage Ratio.  As of the end of each fiscal
               ----------------------------------
     quarter to occur during the periods set forth below, the Consolidated Senior Leverage Ratio shall be not greater than:

          For the fiscal quarter and period ending December 31, 1998    3.40:1.0
          January 1, 1999 through March 31, 1999                        2.55:1.0
          April 1, 1999 through June 30, 1999                           2.00:1.0
          July 1, 1999 and thereafter                                   1.75:1.0

          (e)  Capital Expenditures.  The aggregate amount of capital
               --------------------
     expenditures made or incurred by members of the Consolidated Group during the fiscal quarters set forth below shall not exceed:

          Fiscal Quarter ending on or about September 30, 1998    $3,600,000

          Fiscal Quarter ending on or about December 31, 1998     $2,750,000
          Fiscal Quarter ending on or about March 31, 1999        $2,250,000
          Fiscal Quarter ending on or about June 30, 1999         $2,250,000
          Fiscal Quarter ending on or about September 30, 1999    $2,250,000

     The unused portion of capital expenditures permitted but not used in any fiscal quarter may be carried over and used in the next fiscal quarter (one quarter carry-over).

          (f)  Days Sales Outstanding. As of the end of each fiscal quarter to
               ----------------------
     occur during the periods set forth below, Days Sales Outstanding of the Consolidated Group for the lines of business set forth below shall not be greater than:

               medical services business
               -------------------------

               September 30, 1998 through December 30, 1998    130 days
               December 31, 1998 through March 30, 1999        128 days
               March 31, 1999 through September 29, 1999       125 days
               September 30, 1999 and thereafter               122 days

               paramedical testing business
               ----------------------------

               for the period ending December 31, 1998         120 days
               January 1, 1999 through March 31, 1999           95 days
               April 1, 1999 through June 30, 1999              80 days
               July 1, 1999 and thereafter                      65 days

     2. In accordance with the provisions of Section 3.4(a) of the Credit Agreement, the Revolving Commitments are hereby permanently reduced by FIVE MILLION DOLLARS ($5,000,000) to a revised Aggregate Revolving Committed Amount of SEVENTY MILLION DOLLARS ($70,000,000), subject to further reduction as provided in the definition of "Aggregate Revolving Committed Amount" and as otherwise provided in the Credit Agreement.

     3.   The Lenders hereby agree and provide:

          (a) The Forbearance Period as referenced in Amendment No. 3 is hereby terminated upon the effectiveness of this Amendment.

          (b) Subject only to the condition that the financial condition and performance of the Consolidated Group as reflected in the final annual audited financial statements shall not differ in any meaningful respect from that reflected in the preliminary annual financial statements previously delivered to the Administrative Agent and the Lenders, the Acknowledged Events of Default are hereby waived.

     4. This Amendment shall be effective upon satisfaction of the following conditions:

          (a) execution of this Amendment by the Credit Parties and the Required Lenders;

          (b) receipt by the Administrative Agent of legal opinions of counsel to the Credit Parties relating to this Amendment; and

          (c) receipt by the Administrative Agent for the ratable benefit of the Consenting Lenders of the remaining portion of the Forbearance and Amendment Fee (16.6667 basis points) as referenced in Amendment No. 3.

     5.   Representations and Warranties.  Each of the Credit Parties hereby
          ------------------------------
represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform under this Agreement, (iii) it has no claims, counterclaims, offsets or defenses to the Credit Documents, and the performance of its obligations thereunder, or if it has any such claims, counterclaims, offsets or defenses, they are hereby waived, relinquished and released in consideration of the execution and delivery of this Agreement by the Required Lenders, (iv) after giving effect to this Amendment, the representations and warranties in Section 6 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier period), and (v) after giving effect to this Amendment, no Default or Events of Default has occurred and is continuing.

     6. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     7. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     9. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:           PEDIATRIC SERVICES OF AMERICA, INC.
--------
                    a Georgia corporation

                    By: /s/ Stephen M. Mengert
                       ----------------------------------
                    Name:  Stephen M. Mengert
                    Title: Senior Vice President and
                             Chief Financial Officer

GUARANTORS:         PEDIATRIC SERVICES OF AMERICA, INC.
----------
                    a Delaware corporation

                    By: /s/ Stephen M. Mengert
                       ----------------------------------
                    Name:  Stephen M. Mengert
                    Title: Senior Vice President and Chief Financial Officer

                    PSA LICENSING CORPORATION,
                    a Delaware corporation
                    PSA PROPERTIES CORPORATION,
                    a Delaware corporation

                    By: /s/ Susan E. Dignan
                       ----------------------------------
                    Name:  Susan E. Dignan
                    Title: President
                           for each of the foregoing

                    PEDIATRIC SERVICES OF AMERICA (CONNECTICUT), INC., a Connecticut corporation
                    PREMIER MEDICAL SERVICES, INC.
                    a Nevada corporation
                    PEDIATRIC HOME NURSING SERVICES, INC.,
                    a New York corporation
                    PEDIATRIC PARTNERS, INC.,
                    a Delaware corporation
                    PARAMEDICAL SERVICES OF AMERICA, INC.,
                    a California corporation
                    PREMIER NURSE STAFFING, INC.,
                    a Nevada corporation
                    PREMIER CERTIFIED HOME HEALTH SERVICES, INC., a Nevada corporation
                    ARO HEALTH SERVICES, INC.,
                    a Washington corporation

                    By: /s/ Joseph D. Sansone
                       ----------------------------------
                    Name:  Joseph D. Sansone
                    Title: President
                           for each of the foregoing

LENDERS:            NATIONSBANK, N.A.,
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                    individually in its capacity as a
                    Lender and in its capacity as Administrative Agent

                    By: /s/ Ashley M. Crabtree
                       -----------------------------
                    Name: Ashley M. Crabtree
                    Title: Senior Vice President


                    TORONTO DOMINION (TEXAS), INC.

                    By:
                       -----------------------------
                    Name:
                    Title:


                    PNC BANK, NATIONAL ASSOCIATION

                    By: /s/ Jeffrey R. Dickson
                       -----------------------------
                    Name: Jeffrey R. Dickson
                    Title: Vice President


                    SUNTRUST BANK, ATLANTA

                    By:
                       -----------------------------
                    Name:
                    Title:

                    By:
                       -----------------------------
                    Name:
                    Title:


                    MELLON BANK, N.A.

                    By:
                       -----------------------------
                    Name:
                    Title:


                    CREDITANSTALT AG

                    By: /s/ Robert M. Biringet
                       -----------------------------
                    Name: Robert M. Biringet
                    Title: Executive Vice President

                    By: /s/ John G. Taylor
                       -----------------------------
                    Name: John G. Taylor
                    Title: Senior Associate